UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025

MSCI Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center,	250 Greenwich Street, 49th Floor,	New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(212) 804-3900
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
MSCI Inc. (the “Company”) held its annual meeting of stockholders on April 22, 2025 (the “Annual Meeting”) as a virtual meeting. The issued and outstanding shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting consisted of 77,601,625 shares, each share being entitled to one vote. The following is a summary of the voting results for each matter presented to the stockholders:

(a)	Proposal 1 - Election of members of the Company’s Board of Directors

Director	For	Against	Abstain	Broker Non-Vote
Robert G. Ashe	62,302,579	1,165,139	105,782	4,415,152
Henry A. Fernandez	59,466,357	3,795,780	311,363	4,415,152
Robin Matlock	62,961,902	472,791	138,807	4,415,152
Jacques P. Perold	63,245,009	223,283	105,208	4,415,152
C.D. Baer Pettit	63,066,738	404,550	102,212	4,415,152
Sandy C. Rattray	63,141,854	326,094	105,552	4,415,152
Linda H. Riefler	61,071,706	2,395,469	106,325	4,415,152
Michelle Seitz	63,440,213	15,847	117,440	4,415,152
Marcus L. Smith	63,039,988	427,699	105,813	4,415,152
Rajat Taneja	63,454,927	12,458	106,115	4,415,152
Paula Volent	63,265,614	202,062	105,824	4,415,152
June Yang	63,454,410	13,342	105,748	4,415,152

With respect to the foregoing Proposal 1, each director was elected and received the affirmative vote of a majority of the votes cast “for” or “against” him or her at the Annual Meeting.

(b)	Proposal 2 – Approval, by advisory vote, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
59,555,486	3,822,943	195,071	4,415,152

The foregoing Proposal 2 was approved.

(c)	Proposal 3 – Approval of the MSCI Inc. 2025 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
61,682,565	1,761,367	129,568	4,415,152

The foregoing Proposal 3 was approved.

(d)	Proposal 4 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2025.

For	Against	Abstain
66,792,048	1,094,005	102,599

The foregoing Proposal 4 was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: April 24, 2025	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman and Chief Executive Officer